UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
On February 14, 2008, Liberator Medical Holdings, Inc. (the “Company”) issued a press release announcing that under the rules governing the OTCBB, effective February 14, 2008, the Company’s common stock was not eligible for trading on the OTCBB because the Company had not timely filed three periodic reports over a two-year period. A copy of the press release is attached as Exhibit 99.1.
On February 19, 2007, the Company issued a press release announcing the results of its quarter ended December 31, 2007. A copy of the press release is attached as Exhibit 99.2.
The information under the caption, “Item 8.01 — Other Events,” including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Liberator Medical Holdings, Inc., on February 14, 2008.

99.2	Press release issued by Liberator Medical Holdings, Inc., on February 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC. Registrant
Dated: February 26, 2008	/s/ Mark A. Libratore
Mark A. Libratore, President